UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 19, 2015 (February 12, 2015)

HALLADOR ENERGY COMPANY
(Exact name of registrant as specified in its charter)

Colorado	001-3473	84-1014610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Lincoln Street, Suite 2700, Denver Colorado	80264-2701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-839-5504

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04 Mine Safety Reporting or Shutdowns and Patterns of Violations

On February 12, 2015 one of our coal mines located in Oaktown, Indiana, was issued an Imminent Danger Order (IDO) under 107(a) of the Mine Act. A miner was observed cutting a piece of pipe with a gas powered chain saw. Prior to beginning his cut the employee failed to don proper personal facial protective equipment. The violation occurred above ground.  The miner was immediately stopped and retrained without further incident.

We have asked for a conference with the Mine Safety and Health Administration (MSHA) to discuss the issuance of this IDO.  We do believe this to be a violation of The Act but deny it warranted an IDO.

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HALLADOR ENERGY COMPANY

Date: February 19, 2015	/s/W. Anderson Bishop
W. Anderson Bishop, CFO and CAO